                        Annual Report / October 31, 2001

                             AIM MID CAP GROWTH FUND

                                  [COVER IMAGE]

                                [AIM FUNDS LOGO]

                            --Registerd Trademark--

                                 [COVER IMAGE]

                     --------------------------------------

                   VASE WITH RED POPPIES BY VINCENT VAN GOGH

   Van Gogh's masterpiece sparkles with bright, captivating colors. We believe it captures the spirit of the vibrant companies that we seek to own in AIM Mid Cap Growth Fund.

                     --------------------------------------


ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Mid Cap Growth Fund's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class B and Class C shares will differ from that of its Class A shares due to different sales-charge structure and class expenses.
o The fund may participate in the initial public offering (IPO) market in some market cycles. Because of the fund's small asset base, any investment the fund may make in IPOs may significantly increase the fund's total return. As the fund's assets grow, the impact of IPO investments will decline, which may decrease the fund's total return.
o Investing in small and mid-sized companies may involve greater risk and potential reward than investing in more established companies. Also, small companies may have business risk, significant stock price fluctuations and illiquidity.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Dow Jones Industrial Average (the Dow) is a price-weighted average of 30 actively traded blue chip stocks. - The unmanaged Lipper Mid-Cap Growth Fund Index represents an average of the performance of the 30 largest mid-capitalization growth funds while the unmanaged Lipper Mid-Cap Value Fund Index represents an average of the performance of the 30 largest mid-cap value funds, tracked by Lipper, Inc., an independent mutual fund performance monitor.
o The unmanaged MSCI World Index is a group of global securities tracked by Morgan Stanley Capital International.
o The National Association of Securities Dealers Automated Quotation System Composite Index (the Nasdaq) is a market-value-weighted index comprising all domestic and non-U.S. based common stocks listed on the Nasdaq system.
o The unmanaged Standard & Poor's MidCap 400 Index (the S&P 400) comprises the common stocks of approximately 400 mid-capitalization companies.

An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges or fund expenses. AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

 This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                    DEAR FELLOW SHAREHOLDER:

[PHOTO OF           We understand how challenging the fiscal year covered by
BOB                 this report--October 31, 2000, to October 31, 2001--has
GRAHAM]             been. Even before September's terrorist attacks, the
                    slowdown in the economy and equity markets had been more persistent than anyone anticipated. Domestically, the S&P
                    500 lost 24.89% over the year while the Nasdaq Composite fell 49.84%. There was no comfort overseas--the MSCI World
                    Index declined 25.51%. Growth-oriented investing was particularly out of favor, but value-oriented investing also ended up with negative returns.
                      As usually occurs during difficult stock markets,
                    fixed-income investments, particularly high-quality ones, did well. The broad-based Lehman Aggregate Bond Index was up
                    14.56% for the year.
                      To give you some idea of how harsh the equity environment
                    has been, for major domestic and global benchmarks--the S&P
500, the Dow Jones Industrials, the Nasdaq and the MSCI World--the year ended October 31 was the worst one since the famous bear market of 1973-74. It was also the first year since 1990 during which both the S&P 500 and the MSCI World declined.

YOUR FUND'S PERFORMANCE
As said, growth investing, especially for mid-cap stocks, was out of favor this fiscal year, and your fund's performance reflects this. For example, Class A shares produced total return of -40.33% at net asset value. This closely tracked the performance of the Lipper Mid-Cap Growth Fund Index, which returned -40.73%. Since the fund's inception in 1999, it has considerably outperformed this index.
    The following pages contain your portfolio managers' discussion of how they managed the portfolio, how markets affected the fund, and the fund's long-term record. If you have questions or comments, please contact us through our Web site, www.aimfunds.com.

NATIONAL AND MARKET RESILIENCE: GOOD REASONS FOR OPTIMISM
Into the trying economic environment of 2001 came the unthinkable attacks of September 11. Our stock markets closed for nearly a week, and consumer confidence was rattled. As the fiscal year closed, the United States was at war and markets were in a cautious mood.
    But as I write, about 12 weeks after the attacks and just over a month after the fiscal year closed, the war is going very well indeed, and the main domestic benchmarks--the Dow Industrials, the S&P 500 and the Nasdaq--are rebounding. All three had reached their year-to-date low for 2001 on September 21. From that low, as of December 7 the Dow was up more than 22%, the S&P more than 20%. The Nasdaq, typically subject to wider swings, was up more than 42%.
    Historically, a rising stock market has presaged better times in the economy. So all in all, there is good reason to believe 2002, and the years ahead, will prove more agreeable than 2001 has been. The market we have just been through is unlike anything we have seen in a generation, but our long-term economic story is a resounding success, and America's potential remains unlimited.

WHAT SHOULD INVESTORS DO NOW?
In view of the September 11 events and the bear market in equities, many of our shareholders have asked us what they should do about their investments. We at AIM intend to stay concentrated on the long term--which we consider the most advisable course for our shareholders too.
    Abruptly changing your portfolio on the basis of short-term events and market moves is rarely beneficial. As we have reminded shareholders on many occasions, if you pull out of the market for a short period and miss a few of its best days, odds are your long-term returns will be adversely affected. And portfolio diversification, as the disparate performance of equity and fixed-income investments during this fiscal year shows, remains critical to any investment plan. Now more than ever, we encourage you to stay in touch with your financial advisor, who is familiar with your goals and time horizon and can help you stay focused on those goals.
    We understand that our shareholders are relying on us for the growth of their investments, and we want you to know that all of us are working diligently to that end. Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--.

Sincerely,

/s/ BOB GRAHAM
Robert H. Graham
Chairman
December 10, 2001

MID-CAP GROWTH STOCKS SUSTAIN DEEP LOSSES


MID-CAP GROWTH STOCKS WERE OUT OF FAVOR WITH INVESTORS DURING FISCAL YEAR. HOW DID AIM MID CAP GROWTH FUND PERFORM?
Mid-cap growth stocks were already in the grip of a protracted bear market when the tragic events of September 11 exacerbated the situation. The fund's performance reflected this severe market downturn. Excluding sales charges, total returns for Class A, Class B and Class C shares were -40.33%, -40.70% and -40.74%, respectively, for the fiscal year ended October 31, 2001. These returns were in line with those of other funds that invest in mid-cap growth stocks. Over the same period, the Lipper Mid-Cap Growth Fund Index returned -40.73%.
    The fund rebounded sharply as the fiscal year ended. From the market low on September 21 through the end of the fiscal year, the fund posted returns (excluding sales charges) of 15.17% for Class A shares and 14.97% for Class B and Class C shares.

WHAT WERE SOME OF THE MAJOR TRENDS IN THE STOCK MARKET?
The September terrorist attacks in New York and in the Washington, D.C., area compounded an already difficult situation for the stock market and the economy. Even before the attacks, major market indexes had been declining for more than a year. Concern over deteriorating corporate earnings, a slowing economy and rising unemployment caused major stock-market indexes to drop. Company after company reported declining earnings as formerly robust economic expansion ground to a halt, and the possibility of a recession loomed.
    Following the attacks, stock markets were closed for nearly a week--the longest suspension of trading activity since the Great Depression of the 1930s. After markets reopened on September 17, the Dow experienced its worst week in more than 60 years, losing more than 14% of its value in just five days. Markets, however, recouped some of their losses in October as the Federal Reserve Board (the Fed) approved its ninth interest-rate cut of 2001, reducing the key federal funds rate to 2.5%--its lowest level since 1962. Additionally, the United States and its allies took military action against terrorist positions in Afghanistan. Still, the threat of terrorism, particularly in its biological form, remained very real, causing markets to remain volatile as the fiscal year ended.
    For most of the reporting period, value stocks outperformed growth stocks as investors sought attractively priced issues. Still, value stocks sustained losses, as the Lipper Mid-Cap Value Fund Index registered a return of -2.37% for the fiscal year ended October 31. The fiscal year was the worst for growth stocks since the aftermath of the market crash of 1929 and the bear market of 1973-74. Buoyed by Fed rate cuts, which had the potential to boost corporate profitability, growth stocks rallied in April and again in October.

HOW DID YOU MANAGE THE FUND?
Prior to the terrorist attacks, we were positioning the fund more aggressively in anticipation of an economic recovery in early 2002. Consequently, the fund was hurt by the sharp market sell-off that occurred immediately following the attacks. We took advantage of this sell-off to upgrade the quality of the portfolio by buying the stocks of solid companies at reduced prices. This strategy helped the fund's performance to bounce back in October.
    At the close of the fiscal year, the fund had significant exposure to the information technology, health care and consumer-discretionary sectors. For most of the reporting period, the fund's information technology and consumer-discretionary holdings detracted from performance. Within these sectors, we shifted our focus to higher-quality companies with solid long-term prospects. The fund's


FUND AT A GLANCE
AIM Mid Cap Growth Fund seeks long-term growth of capital by investing in medium-sized companies that management believes have the potential for long-term earnings growth well in excess of the general economy.

[SMALL COVER PHOTO]

INVESTMENT STYLE: GROWTH (Focuses on the growth potential of a company's earnings, the most tangible measure of growth and success)

o Strives to provide much of the growth opportunity of investing in small-cap stocks but with less volatility. It seeks to invest in more established, recognized companies that show strong earnings growth

o Can invest in small-cap stocks, although the majority of its holdings will be in mid-cap stocks

Portfolio Composition
As of 10/31/01, based on total net assets

======================================================================================================
TOP 10 HOLDINGS                                         TOP 10 INDUSTRIES
------------------------------------------------------------------------------------------------------
 1. UTStarcom, Inc.                         2.9%        1.   Semiconductors                       9.6%

 2. International Game Technology           1.8         2. Pharmaceuticals                        7.8

 3. Medicis Pharmaceutical Corp.-Class A    1.7         3. Telecommunications Equipment           5.8

 4. TriQuint Semiconductor, Inc.            1.6         4. Electronic Equipment & Instruments     5.4

 5. Shaw Group Inc. (The)                   1.4         5. Health Care Distributors & Services    3.8

 6. Celestica Inc. (Canada)                 1.4         6. Semiconductor Equipment                3.6

 7. Laboratory Corp. of America Holdings    1.3         7. Broadcasting & Cable TV                3.3

 8. Shire Pharmaceuticals Group PLC-ADR
    (United Kingdom)                        1.2         8. Biotechnology                          3.3

 9. Express Scripts, Inc.                   1.2         9. Oil & Gas Equipment & Services         3.2

10. Semtech Corp.                           1.2        10. Application Software                   3.0

The fund's portfolio composition is subject to change, and there is no assurance that the fund will continue to hold any particular security.
======================================================================================================


health care holdings, which increased significantly over the fiscal year, boosted performance. In uncertain times, health care stocks tend to perform well as demand for medical services and products tends to remain constant regardless of economic conditions. We also greatly reduced the fund's exposure to energy stocks, which were hurt by declining oil prices.
    As of October 31, the fund had 108 holdings, 21 more than at the start of the fiscal year.

WHAT WERE SOME OF THE LEADING STOCKS IN THE PORTFOLIO?

o International Game Technology is the leading designer and manufacturer of slot machines.
o    Medicis Pharmaceutical markets prescription drugs for skin conditions.
o TriQuint Semiconductor makes integrated circuits for cell phones, fiber-optic and satellite telecommunications systems and aerospace applications.
o Shaw Group is a leading maker of prefabricated piping systems used primarily in the energy industry.
o Celestica makes complex printed circuit assemblies and subsystems for several leading electronics manufacturers.
o Laboratory Corporation of America is the world's second-largest provider of clinical laboratory services. It performs 4,000 different lab tests for 100,000 clients, including physicians and government agencies.
o Shire Pharmaceuticals Group develops and markets drugs for cancer, metabolic disorders and other conditions.
o    Express Scripts is a leading pharmacy benefits management company.
o Semtech makes analog and mixed-signal semiconductors used by manufacturers of computer, communications and industrial electronics.

WHAT WERE CONDITIONS LIKE AT THE CLOSE OF THE FISCAL YEAR?

At the close of the fiscal year, the situation was uncertain for markets and the economy. The nation's gross domestic product (GDP) contracted at a 1.1% annual rate in the third quarter of 2001. The nation's unemployment rate rose from 4.9% in September to 5.4% in October, as companies cut more than 400,000 jobs in October--the most in 21 years. Concerns about the economy and the continued threat of terrorism eroded consumer confidence, which plummeted following the attacks.
    Still, there were positive signs. Congress and the White House were working on an economic stimulus package, and the Fed was maintaining a bias toward cutting interest rates. Steps had been taken to combat terrorism at home and abroad. Inflation remained low and oil prices were dropping, reducing fuel costs for corporations and consumers. Moreover, stocks were favorably priced, and there was a considerable amount of cash in lower-returning money market accounts that could potentially be deployed back into equities.

          See important fund and index disclosures inside front cover.

LOOK TO THE MARKET ...

NO ECONOMIC INDICATOR IS CORRECT ALL THE TIME--BUT HISTORICALLY THE STOCK MARKET TURNS DOWN OR TURNS UP BEFORE THE ECONOMY CHANGES DIRECTION. AIM SENIOR INVESTMENT OFFICER PHILIP FERGUSON RECENTLY OBSERVED:

"For the average investor wondering where the economy may be headed, I'd recommend that they just follow the stock market, which historically has been a good economic indicator. Consider the current market slump. The major indexes all hit their highs in early 2000 and then declined for the rest of the year. The economy began to deteriorate noticeably in October 2000--more than six months later. In October 2001, we began to see some improvement in the market. While this is no guarantee, it suggests that better times may be ahead."

YOUR FUND'S LONG-TERM PERFORMANCE

AVERAGE ANNUAL TOTAL RETURNS

As of 10/31/01, including sales charges
================================================================================

CLASS A SHARES
Inception (11/1/99)         -9.95%
         1 Year            -43.63

CLASS B SHARES
Inception (11/1/99)         -9.93%
         1 Year            -43.67

CLASS C SHARES
Inception (11/1/99)         -8.08%
         1 Year            -41.34

DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

In addition to returns as of the close of the reporting period industry regulations require us to provide total returns (including sales charges) as of 9/30/01, the most recent calendar quarter end, which were: Class A shares, one year, -53.62%; inception (11/1/99), -15.00%. Class B shares, one year, -53.68%;
inception (11/1/99), -14.95%. Class C shares, one year, -51.73%; inception (11/1/99), -13.11%.

================================================================================

RESULTS OF A $10,000 INVESTMENT
11/1/99-10/31/01

================================================================================
        Mid Cap         Mid Cap       Mid Cap      Lipper
        Growth          Growth        Growth       Mid Cap      S&P
        Class B         Class C       Class A      Growth     Midcap 400
11/99    10000           10000         9550        10000        10000
12/99    12156           12156        11633        12086        10594
         11987           11987        11472        11878        10295
         14871           14871        14241        14855        11016
         15545           15545        14893        13809        11938
4/00     13566           13575        13004        11988        11521
         12493           12501        11989        10910        11377
         13735           13744        13191        12605        11545
7/00     13220           13220        12701        12082        11727
         14737           14746        14174        13663        13037
         13903           13903        13369        13005        12948
10/00    12643           12651        12175        11953        12509
         10186           10193         9813         9454        11565
         10860           10859        10457        10135        12450
1/01     11260           11258        10855        10273        12727
          9423            9422         9086         8732        12000
          8563            8562         8264         7806        11109
4/01      9743            9751         9407         8835        12334
          9494            9494         9170         8907        12621
          9831            9831         9500         8872        12571
7/01      9353            9352         9043         8406        12384
          8358            8258         8087         7842        11979
          6779            6778         6562         6712        10489
10/01     8450            8450         8110         7974        11527

                                                          Source: Lipper, Inc.

Past performance cannot guarantee comparable future results.

================================================================================
The chart compares your fund to benchmark indexes. It is intended to give you a general idea of how your fund performed compared to the stock market over the period 11/1/99-10/31/01. (Index performance is for 10/31/99-10/31/01.)
    It is important to understand the difference between your fund and an index. An index measures the performance of a hypothetical portfolio. A market index such as the S&P MidCap 400 is not managed, and incurs no sales charges, expenses, or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return. An index of funds such as the Lipper Mid-Cap Growth Fund Index includes a number of mutual funds grouped by investment objective. Each of these funds interprets that objective differently, and each employs a different management style and investment strategy.
    Your fund's total return includes sales charges, expenses and management fees. The performance of the fund's Class A, Class B and Class C shares will differ due to differing fees and expenses. For fund performance calculations and descriptions of the indexes cited on this page, please see the inside front cover.
    Performance shown in the chart and table does not reflect taxes a shareholder would pay on fund distributions or on redemption of fund shares. Performance for the indexes does not reflect the effects of taxes either.

AIM PRIVACY POLICY

We are always aware that when you invest in an AIM fund, you entrust us with more than your money. You also share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private. AIM collects nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former customers, to our affiliates or to service providers or other third parties except on the limited basis permitted by law.
    For example, we use this information to administer your accounts with us through such activities as sending you transaction confirmations, annual reports, prospectuses and tax forms. Even within AIM, only people involved with servicing your accounts have access to your information.
    To ensure the highest level of confidentiality and security, AIM maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our Web site--www.aimfunds.com. More detail is available to you at that site.


 A I M Capital Management, Inc. o A I M Distributors, Inc. o The AIM Family of
        Funds--Registered Trademark-- o AMVESCAP National Trust Company


                                  [LOCK IMAGE]


AIM eDELIVERY CAN REDUCE YOUR PAPER MAIL

You can have fund reports and prospectuses delivered electronically! When you sign up for eDelivery, we will e-mail you a link, and you will not receive a paper copy by mail. You may cancel the service at any time by visiting our Web site.
    To enroll, go to www.aimfunds.com, select "Your AIM Account," long in, click on the "Account Options" dropdown menu and select "eDelivery."
    If you receive your account statements, fund reports and prospectuses from your financial advisor, rather than directly from AIM, eDelivery is not accessible to you. Ask your financial advisor if his or her firm offers electronic delivery.

SCHEDULE OF INVESTMENTS
October 31, 2001

                                                               MARKET
                                                 SHARES        VALUE
COMMON STOCKS & OTHER EQUITY INTERESTS-91.76%

ADVERTISING-1.18%

Lamar Advertising Co.(a)                           75,000   $  2,355,000
========================================================================

AIRLINES-0.48%

Southwest Airlines Co.                             60,000        954,000
========================================================================

APPAREL RETAIL-1.49%

Abercrombie & Fitch Co.-Class A(a)                100,000      1,882,000
------------------------------------------------------------------------
TJX Cos., Inc. (The)                               32,600      1,101,880
========================================================================
                                                               2,983,880
========================================================================

APPLICATION SOFTWARE-3.02%

BEA Systems, Inc.(a)                              100,000      1,214,000
------------------------------------------------------------------------
Cerner Corp.(a)                                    17,500        940,625
------------------------------------------------------------------------
Citrix Systems, Inc.(a)                            75,000      1,755,000
------------------------------------------------------------------------
Electronic Arts Inc.(a)                            22,500      1,157,850
------------------------------------------------------------------------
Siebel Systems, Inc.(a)                            60,000        979,800
========================================================================
                                                               6,047,275
========================================================================

BIOTECHNOLOGY-3.28%

Cephalon, Inc.(a)                                  30,000      1,891,500
------------------------------------------------------------------------
COR Therapeutics, Inc.(a)                          60,000      1,351,800
------------------------------------------------------------------------
IDEC Pharmaceuticals Corp.(a)                      30,000      1,799,400
------------------------------------------------------------------------
Invitrogen Corp.(a)                                25,000      1,533,500
========================================================================
                                                               6,576,200
========================================================================

BROADCASTING & CABLE TV-3.32%

Adelphia Communications Corp.-Class A(a)           50,000      1,106,500
------------------------------------------------------------------------
Charter Communications, Inc.-Class A(a)            85,000      1,201,900
------------------------------------------------------------------------
Hispanic Broadcasting Corp.(a)                    125,000      2,095,000
------------------------------------------------------------------------
Univision Communications Inc.-Class A(a)           90,000      2,250,000
========================================================================
                                                               6,653,400
========================================================================

CASINOS & GAMING-1.78%

International Game Technology(a)                   70,000      3,573,500
========================================================================

COMPUTER & ELECTRONICS RETAIL-0.92%

CDW Computer Centers, Inc.(a)                      40,000      1,842,000
========================================================================

CONSTRUCTION & ENGINEERING-1.37%

Shaw Group Inc. (The)(a)                          100,000      2,750,000
========================================================================

CONSUMER FINANCE-2.97%

AmeriCredit Corp.(a)                              130,000      2,015,000
------------------------------------------------------------------------
Capital One Financial Corp.                        50,000      2,065,500
------------------------------------------------------------------------
Countrywide Credit Industries, Inc.                25,000        998,250
------------------------------------------------------------------------
Providian Financial Corp.                         225,000        875,250
========================================================================
                                                               5,954,000
========================================================================

                                                               MARKET
                                                 SHARES        VALUE

DATA PROCESSING SERVICES-1.85%

Fiserv, Inc.(a)                                    65,250   $  2,426,647
------------------------------------------------------------------------
Paychex, Inc.                                      40,000      1,282,400
========================================================================
                                                               3,709,047
========================================================================

DIVERSIFIED COMMERCIAL SERVICES-1.07%

IMS Health Inc.                                   100,000      2,137,000
========================================================================

DIVERSIFIED FINANCIAL SERVICES-1.47%

Lehman Brothers Holdings Inc.                      15,000        936,900
------------------------------------------------------------------------
SEI Investments Co.                                65,000      1,998,750
========================================================================
                                                               2,935,650
========================================================================

DRUG RETAIL-0.60%

CVS Corp.                                          50,000      1,195,000
========================================================================

ELECTRIC UTILITIES-1.41%

Calpine Corp.(a)                                   50,000      1,237,500
------------------------------------------------------------------------
NRG Energy, Inc.(a)                                90,000      1,590,300
========================================================================
                                                               2,827,800
========================================================================

ELECTRONIC EQUIPMENT & INSTRUMENTS-5.41%

Celestica Inc. (Canada)(a)                         80,000      2,745,600
------------------------------------------------------------------------
Jabil Circuit, Inc.(a)                             60,000      1,272,000
------------------------------------------------------------------------
Millipore Corp.                                    32,500      1,699,750
------------------------------------------------------------------------
PerkinElmer, Inc.                                  40,000      1,076,400
------------------------------------------------------------------------
Sanmina Corp.(a)                                   50,000        757,000
------------------------------------------------------------------------
SCI Systems, Inc.(a)                               65,000      1,320,150
------------------------------------------------------------------------
Tektronix, Inc.(a)                                100,000      1,970,000
========================================================================
                                                              10,840,900
========================================================================

GAS UTILITIES-1.12%

Kinder Morgan, Inc.                                45,000      2,233,350
========================================================================

GENERAL MERCHANDISE STORES-2.90%

BJ's Wholesale Club, Inc.(a)                       25,000      1,269,250
------------------------------------------------------------------------
Dollar General Corp.                              160,000      2,286,400
------------------------------------------------------------------------
Dollar Tree Stores, Inc.(a)                       100,000      2,247,000
========================================================================
                                                               5,802,650
========================================================================

HEALTH CARE DISTRIBUTORS & SERVICES-3.76%

AmerisourceBergen Corp.                            15,000        953,400
------------------------------------------------------------------------
Express Scripts, Inc.(a)                           60,000      2,456,400
------------------------------------------------------------------------
Laboratory Corp. of America Holdings(a)            30,000      2,586,000
------------------------------------------------------------------------
Lincare Holdings Inc.(a)                           60,000      1,542,000
========================================================================
                                                               7,537,800
========================================================================

HEALTH CARE EQUIPMENT-0.70%

Apogent Technologies Inc.(a)                       60,000      1,405,200
========================================================================

                                                               MARKET
                                                 SHARES        VALUE

HEALTH CARE FACILITIES-2.60%

Community Health Systems, Inc.(a)                  55,000   $  1,375,000
------------------------------------------------------------------------
Triad Hospitals, Inc.(a)                           90,000      2,421,000
------------------------------------------------------------------------
Universal Health Services, Inc.-Class B(a)         35,000      1,413,650
========================================================================
                                                               5,209,650
========================================================================

HOTELS-0.55%

Starwood Hotels & Resorts Worldwide, Inc.          50,000      1,102,000
========================================================================

INSURANCE BROKERS-1.09%

Aon Corp.                                          30,000      1,141,200
------------------------------------------------------------------------
Willis Group Holdings Ltd. (United
  Kingdom)(a)                                      45,000      1,048,050
========================================================================
                                                               2,189,250
========================================================================

INTERNET SOFTWARE & SERVICES-0.88%

Check Point Software Technologies Ltd.
  (Israel)(a)                                      60,000      1,771,200
========================================================================

IT CONSULTING & SERVICES-0.57%

SunGard Data Systems Inc.(a)                       45,000      1,134,000
========================================================================

LIFE & HEALTH INSURANCE-0.56%

Principal Financial Group, Inc. (The)(a)           50,000      1,125,000
========================================================================

MANAGED HEALTH CARE-2.57%

Anthem, Inc.(a)                                    28,000      1,172,640
------------------------------------------------------------------------
Caremark Rx, Inc.(a)                              130,000      1,742,000
------------------------------------------------------------------------
Wellpoint Health Networks Inc.(a)                  20,000      2,231,800
========================================================================
                                                               5,146,440
========================================================================

MOTORCYCLE MANUFACTURERS-0.45%

Harley-Davidson, Inc.                              20,000        905,200
========================================================================

MOVIES & ENTERTAINMENT-1.04%

Macrovision Corp.(a)                               85,000      2,091,850
========================================================================

MULTI-UTILITIES-1.38%

Dynegy Inc.-Class A                                25,000        897,500
------------------------------------------------------------------------
Enron Corp.                                       135,000      1,876,500
========================================================================
                                                               2,774,000
========================================================================

NETWORKING EQUIPMENT-2.42%

Brocade Communications Systems, Inc.(a)            70,000      1,718,500
------------------------------------------------------------------------
Finisar Corp.(a)                                  200,000      1,564,000
------------------------------------------------------------------------
Juniper Networks, Inc.(a)                          70,000      1,560,300
========================================================================
                                                               4,842,800
========================================================================

OIL & GAS DRILLING-1.16%

ENSCO International Inc.                           57,800      1,144,440
------------------------------------------------------------------------
Rowan Cos., Inc.(a)                                70,000      1,182,300
========================================================================
                                                               2,326,740
========================================================================

OIL & GAS EQUIPMENT & SERVICES-3.17%

Hanover Compressor Co.(a)                          80,000      2,206,400
------------------------------------------------------------------------
National-Oilwell, Inc.(a)                          75,000      1,389,000
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE
OIL & GAS EQUIPMENT & SERVICES-(CONTINUED)

Smith International, Inc.(a)                       34,300   $  1,622,390
------------------------------------------------------------------------
Weatherford International, Inc.(a)                 33,000      1,129,590
========================================================================
                                                               6,347,380
========================================================================

PHARMACEUTICALS-7.84%

Andrx Group(a)                                     35,000      2,272,550
------------------------------------------------------------------------
CIMA Labs Inc.(a)                                  40,000      2,162,000
------------------------------------------------------------------------
ICN Pharmaceuticals, Inc.                          85,000      2,057,850
------------------------------------------------------------------------
King Pharmaceuticals, Inc.(a)                      45,000      1,754,550
------------------------------------------------------------------------
Medicis Pharmaceutical Corp.-Class A(a)            60,000      3,461,400
------------------------------------------------------------------------
Shire Pharmaceuticals Group PLC-ADR (United
  Kingdom)(a)                                      55,000      2,458,500
------------------------------------------------------------------------
Teva Pharmaceutical Industries Ltd.-ADR
  (Israel)                                         25,000      1,545,000
========================================================================
                                                              15,711,850
========================================================================

PROPERTY & CASUALTY INSURANCE-1.39%

ACE Ltd. (Bermuda)                                 50,000      1,762,500
------------------------------------------------------------------------
Radian Group Inc.                                  30,000      1,016,100
========================================================================
                                                               2,778,600
========================================================================

RESTAURANTS-1.71%

Brinker International, Inc.(a)                     80,000      2,032,000
------------------------------------------------------------------------
Starbucks Corp.(a)                                 81,500      1,395,280
========================================================================
                                                               3,427,280
========================================================================

SEMICONDUCTOR EQUIPMENT-3.60%

KLA-Tencor Corp.(a)                                60,000      2,451,600
------------------------------------------------------------------------
Lam Research Corp.(a)                              85,000      1,611,600
------------------------------------------------------------------------
Novellus Systems, Inc.(a)                          50,000      1,651,500
------------------------------------------------------------------------
Teradyne, Inc.(a)                                  65,000      1,498,250
========================================================================
                                                               7,212,950
========================================================================

SEMICONDUCTORS-9.62%

Altera Corp.(a)                                    55,000      1,111,000
------------------------------------------------------------------------
Applied Micro Circuits Corp.(a)                   150,000      1,654,500
------------------------------------------------------------------------
Broadcom Corp.-Class A(a)                          65,000      2,236,650
------------------------------------------------------------------------
Integrated Device Technology, Inc.(a)              65,000      1,810,250
------------------------------------------------------------------------
Microchip Technology Inc.(a)                       75,000      2,341,500
------------------------------------------------------------------------
NVIDIA Corp.(a)                                    28,000      1,200,080
------------------------------------------------------------------------
QLogic Corp.(a)                                    25,000        983,750
------------------------------------------------------------------------
RF Micro Devices, Inc.(a)                         110,000      2,248,400
------------------------------------------------------------------------
Semtech Corp.(a)                                   65,000      2,453,750
------------------------------------------------------------------------
TriQuint Semiconductor, Inc.(a)                   183,113      3,237,438
========================================================================
                                                              19,277,318
========================================================================

SPECIALTY CHEMICALS-0.66%

Sigma-Aldrich Corp.                                35,000      1,313,200
========================================================================

SPECIALTY STORES-1.42%

Bed Bath & Beyond Inc.(a)                          70,000      1,754,200
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE
SPECIALTY STORES-(CONTINUED)

Venator Group, Inc.(a)                             75,000   $  1,087,500
========================================================================
                                                               2,841,700
========================================================================

SYSTEMS SOFTWARE-1.16%

BMC Software, Inc.(a)                              60,000        904,200
------------------------------------------------------------------------
VERITAS Software Corp.(a)                          50,000      1,419,000
========================================================================
                                                               2,323,200
========================================================================

TELECOMMUNICATIONS EQUIPMENT-5.82%

ADC Telecommunications, Inc.(a)                   400,000      1,820,000
------------------------------------------------------------------------
Comverse Technology, Inc.(a)                       60,000      1,128,600
------------------------------------------------------------------------
JDS Uniphase Corp.(a)                             135,000      1,078,650
------------------------------------------------------------------------
Scientific-Atlanta, Inc.                           90,000      1,878,300
------------------------------------------------------------------------
UTStarcom, Inc.(a)                                245,000      5,752,600
========================================================================
                                                              11,658,150
========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $203,270,996)                          183,823,410
========================================================================

                                                               MARKET
                                                 SHARES        VALUE

MONEY MARKET FUNDS-10.55%

STIC Liquid Assets Portfolio(b)                10,568,825   $ 10,568,825
------------------------------------------------------------------------
STIC Prime Portfolio(b)                        10,568,825     10,568,825
========================================================================
    Total Money Market Funds (Cost
      $21,137,650)                                            21,137,650
========================================================================
TOTAL INVESTMENTS-102.31% (Cost $224,408,646)                204,961,060
========================================================================
OTHER ASSETS LESS LIABILITIES-(2.31%)                         (4,628,264)
========================================================================
NET ASSETS-100.00%                                          $200,332,796
________________________________________________________________________
========================================================================

Investment Abbreviation:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a)  Non-income producing security.
(b) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2001

ASSETS:

Investments, at market value (cost
  $224,408,646)*                                $204,961,060
------------------------------------------------------------
Receivables for:
  Investments sold                                   557,828
------------------------------------------------------------
  Fund shares sold                                 2,233,092
------------------------------------------------------------
  Dividends                                           49,318
------------------------------------------------------------
Investment for deferred compensation plan             11,220
------------------------------------------------------------
Collateral for securities loaned                   6,242,800
------------------------------------------------------------
Other assets                                          40,697
============================================================
    Total assets                                 214,096,015
============================================================

LIABILITIES:

Payables for:
  Investments purchased                            6,753,626
------------------------------------------------------------
  Fund shares reacquired                             465,810
------------------------------------------------------------
  Deferred compensation plan                          11,220
------------------------------------------------------------
  Collateral upon return of securities loaned      6,242,800
------------------------------------------------------------
Accrued distribution fees                            184,684
------------------------------------------------------------
Accrued trustees' fees                                   960
------------------------------------------------------------
Accrued transfer agent fees                           75,959
------------------------------------------------------------
Accrued operating expenses                            28,160
============================================================
    Total liabilities                             13,763,219
============================================================
Net assets applicable to shares outstanding     $200,332,796
============================================================

NET ASSETS:

Class A                                         $ 94,457,086
____________________________________________________________
============================================================
Class B                                         $ 81,904,905
____________________________________________________________
============================================================
Class C                                         $ 23,970,805
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE:

Class A                                           11,008,694
____________________________________________________________
============================================================
Class B                                            9,693,371
____________________________________________________________
============================================================
Class C                                            2,836,105
____________________________________________________________
============================================================
Class A:
  Net asset value per share                     $       8.58
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $8.58 divided by
      94.50%)                                   $       9.08
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per share  $       8.45
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per share  $       8.45
____________________________________________________________
============================================================

* At October 31, 2001, securities with an aggregate market value of $5,499,930 were on loan to brokers.

STATEMENT OF OPERATIONS
For the year ended October 31, 2001

INVESTMENT INCOME:

Dividends from affiliated money market funds   $   1,045,084
------------------------------------------------------------
Dividends (net of foreign withholding tax of
  $200)                                              313,193
------------------------------------------------------------
Security lending income                               14,867
============================================================
    Total investment income                        1,373,144
============================================================

EXPENSES:

Advisory fees                                      1,860,437
------------------------------------------------------------
Administrative services fees                          50,000
------------------------------------------------------------
Custodian fees                                        54,143
------------------------------------------------------------
Distribution fees -- Class A                         366,213
------------------------------------------------------------
Distribution fees -- Class B                         990,139
------------------------------------------------------------
Distribution fees -- Class C                         289,085
------------------------------------------------------------
Transfer agent fees -- Class A                       392,091
------------------------------------------------------------
Transfer agent fees -- Class B                       392,436
------------------------------------------------------------
Transfer agent fees -- Class C                       114,577
------------------------------------------------------------
Trustees' fees                                         9,501
------------------------------------------------------------
Other                                                186,323
============================================================
    Total expenses                                 4,704,945
============================================================
Less: Fees waived                                       (875)
------------------------------------------------------------
    Expenses paid indirectly                          (9,532)
============================================================
    Net expenses                                   4,694,538
============================================================
Net investment income (loss)                      (3,321,394)
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FOREIGN
  CURRENCIES:

Net realized gain (loss) from:
  Investment securities                          (85,635,863)
------------------------------------------------------------
  Foreign currencies                                 (15,438)
============================================================
                                                 (85,651,301)
============================================================
Change in net unrealized appreciation
  (depreciation) of investment securities        (34,496,810)
============================================================
Net gain (loss) from investment securities
  and foreign currencies                        (120,148,111)
============================================================
Net increase (decrease) in net assets
  resulting from operations                    $(123,469,505)
____________________________________________________________
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
For the years ended October 31, 2001 and 2000

                                                                  2001             2000
                                                              -------------    ------------
OPERATIONS:

  Net investment income (loss)                                $  (3,321,394)   $ (1,563,639)
-------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies and option contracts                     (85,651,301)    (25,504,927)
-------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                       (34,496,810)     15,049,224
===========================================================================================
    Net increase (decrease) in net assets resulting from
      operations                                               (123,469,505)    (12,019,342)
===========================================================================================
Share transactions-net:
  Class A                                                        35,302,179     119,193,513
-------------------------------------------------------------------------------------------
  Class B                                                        30,599,965     110,167,503
-------------------------------------------------------------------------------------------
  Class C                                                         9,125,015      31,433,468
===========================================================================================
    Net increase (decrease) in net assets                       (48,442,346)    248,775,142
===========================================================================================

NET ASSETS:

  Beginning of year                                             248,775,142              --
===========================================================================================
  End of year                                                 $ 200,332,796    $248,775,142
___________________________________________________________________________________________
===========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $ 330,937,475    $259,252,997
-------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                        (12,365)        (18,214)
-------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies and option contracts        (111,144,728)    (25,508,865)
-------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities                                                  (19,447,586)     15,049,224
===========================================================================================
                                                              $ 200,332,796    $248,775,142
___________________________________________________________________________________________
===========================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
October 31, 2001


NOTE 1-SIGNIFICANT ACCOUNTING POLICIES


AIM Mid Cap Growth Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eleven separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
      Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/ event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
      On October 31, 2001, undistributed net investment income was increased by $3,327,243, undistributed net realized gains increased by $15,438 and paid in capital decreased by $3,342,681 as a result of differing book/tax treatment of foreign currency transactions, disallowed stock issuance cost adjustments and net operating loss reclassifications. Net assets of the Fund were unaffected by the reclassification discussed above.

C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

      The Fund's capital loss carryforward of $110,343,357 is broken down by expiration date as follows:

   CAPITAL LOSS
   CARRYFORWARD     EXPIRATION
   ------------     ----------
   $ 23,619,065  October 31, 2008
   ------------------------------
     86,724,292  October 31, 2009
   ==============================
   $110,343,357
   ______________________________
   ==============================


E. Expenses -- Distribution expenses and certain transfer agency expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes based on relative net assets.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.80% of the first $1 billion of the Fund's average daily net assets plus 0.75% of the Fund's average daily net assets over $1 billion. Effective July 1, 2001, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the year ended October 31, 2001, AIM waived fees of $875.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2001, AIM was paid $50,000 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended October 31, 2001, AFS was paid $530,388 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended October 31, 2001, the Class A, Class B and Class C shares paid AIM Distributors $366,213, $990,139 and $289,085, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $169,636 from sales of the Class A shares of the Fund during the year ended October 31, 2001. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 2001, AIM Distributors received $26,251 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.
  During the year ended October 31, 2001, the Fund paid legal fees of $3,597 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

For the year ended October 31, 2001, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $3,951 and reductions in custodian fees of $5,581 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $9,532.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 2001, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.
  At October 31, 2001, securities with an aggregate value of $5,499,930 were on loan to brokers. The loans were secured by cash collateral of $6,242,800 received by the Fund and subsequently invested in the STIC Liquid Assets Portfolio, an affiliated money market fund. For the year ended October 31, 2001, the Fund received fees of $14,867 for securities lending.

NOTE 7-INVESTMENT SECURITIES


The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 2001 was $441,646,363 and $368,135,502, respectively.


The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 2001 is as follows:

Aggregate unrealized appreciation of investment securities      $ 13,774,657
----------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities     (34,023,614)
----------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investment
  securities                                                    $(20,248,957)
____________________________________________________________________________
============================================================================
Cost of investments for tax purposes is $225,210,017.


NOTE 8-SHARE INFORMATION

Changes in shares outstanding during the year ended October 31, 2001 and the year ended October 31, 2000 were as follows:

                                                                         2001                          2000
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
                                                              ----------    ------------    ----------    ------------
Sold:
  Class A                                                      7,467,674    $ 81,492,237     9,973,512    $148,793,995
----------------------------------------------------------------------------------------------------------------------
  Class B                                                      5,024,132      57,335,690     7,790,721     117,866,319
----------------------------------------------------------------------------------------------------------------------
  Class C                                                      1,707,494      19,292,222     2,332,138      34,964,988
======================================================================================================================
Reacquired:
  Class A                                                     (4,452,029)    (46,190,058)   (1,980,463)    (29,600,482)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                     (2,619,664)    (26,735,725)     (501,818)     (7,698,816)
----------------------------------------------------------------------------------------------------------------------
  Class C                                                       (973,019)    (10,167,207)     (230,508)     (3,531,520)
======================================================================================================================
                                                               6,154,588    $ 75,027,159    17,383,582    $260,794,484
______________________________________________________________________________________________________________________
======================================================================================================================


NOTE 9-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                           CLASS A
                                                              ----------------------------------
                                                                                NOVEMBER 1, 1999
                                                                                (DATE OPERATIONS
                                                                YEAR ENDED       COMMENCED) TO
                                                               OCTOBER 31,        OCTOBER 31,
                                                                 2001(a)            2000(a)
                                                              --------------    ----------------
Net asset value, beginning of period                             $ 14.38            $  10.00
------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                     (0.11)              (0.12)
------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    (5.69)               4.50
================================================================================================
    Total from investment operations                               (5.80)               4.38
================================================================================================
Net asset value, end of period                                   $  8.58            $  14.38
________________________________________________________________________________________________
================================================================================================
Total return(b)                                                   (40.33)%             43.80%
________________________________________________________________________________________________
================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                         $94,457            $114,913
________________________________________________________________________________________________
================================================================================================
Ratio of expenses to average net assets                             1.65%(c)            1.63%
================================================================================================
Ratio of net investment income (loss) to average net assets        (1.06)%(c)          (0.76)%
________________________________________________________________________________________________
================================================================================================
Portfolio turnover rate                                              173%                183%
________________________________________________________________________________________________
================================================================================================

(a)  Calculated using average shares outstanding.
(b)  Does not include sales charges.
(c)  Ratios are based on average daily net assets of $104,632,235.

                                                                           CLASS B
                                                              ----------------------------------
                                                                                NOVEMBER 1, 1999
                                                                                (DATE OPERATIONS
                                                                YEAR ENDED       COMMENCED) TO
                                                               OCTOBER 31,        OCTOBER 31,
                                                                 2001(a)            2000(a)
                                                              --------------    ----------------
Net asset value, beginning of period                             $ 14.25            $  10.00
------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                     (0.18)              (0.22)
------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    (5.62)               4.47
================================================================================================
    Total from investment operations                               (5.80)               4.25
================================================================================================
Net asset value, end of period                                   $  8.45            $  14.25
________________________________________________________________________________________________
================================================================================================
Total return(b)                                                   (40.70)%             42.50%
________________________________________________________________________________________________
================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                         $81,905            $103,893
________________________________________________________________________________________________
================================================================================================
Ratio of expenses to average net assets                             2.32%(c)            2.32%
================================================================================================
Ratio of net investment income (loss) to average net assets        (1.73)%(c)          (1.45)%
________________________________________________________________________________________________
================================================================================================
Portfolio turnover rate                                              173%                183%
________________________________________________________________________________________________
================================================================================================

(a)  Calculated using average shares outstanding.
(b)  Does not include contingent deferred sales charges.
(c)  Ratios are based on average daily net assets of $99,013,881.

                                                                           CLASS C
                                                              ----------------------------------
                                                                                NOVEMBER 1, 1999
                                                                                (DATE OPERATIONS
                                                                YEAR ENDED       COMMENCED) TO
                                                               OCTOBER 31,        OCTOBER 31,
                                                                 2001(a)            2000(a)
                                                              --------------    ----------------
Net asset value, beginning of period                             $ 14.26            $ 10.00
------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                     (0.18)             (0.22)
------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    (5.63)              4.48
================================================================================================
    Total from investment operations                               (5.81)              4.26
================================================================================================
Net asset value, end of period                                   $  8.45            $ 14.26
________________________________________________________________________________________________
================================================================================================
Total return(b)                                                   (40.74)%            42.60%
________________________________________________________________________________________________
================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                         $23,971            $29,969
________________________________________________________________________________________________
================================================================================================
Ratio of expenses to average net assets                             2.32%(c)           2.32%
================================================================================================
Ratio of net investment income (loss) to average net assets        (1.73)%(c)         (1.45)%
________________________________________________________________________________________________
================================================================================================
Portfolio turnover rate                                              173%               183%
________________________________________________________________________________________________
================================================================================================

(a)  Calculated using average shares outstanding.
(b)  Does not include contingent deferred sales charges.
(c)  Ratios are based on average daily net assets of $28,908,534.

                       REPORT OF INDEPENDENT AUDITORS

                       To the Shareholders of AIM Mid Cap Growth Fund and Board of Trustees of AIM Equity Funds:

                       We have audited the accompanying statement of assets and liabilities of AIM Mid Cap Growth Fund (a portfolio AIM Equity Funds), including the schedule of investments, as of October 31, 2001, and the related statement of operations, statement of changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended October 31, 2000, and the financial highlights for each of the periods presented from commencement of operations through October 31, 2000 were audited by other auditors whose report dated December 6, 2000, expressed an unqualified opinion on those statements and financial highlights.
                          We conducted our audit in accordance with auditing
                       standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
                          In our opinion, the 2001 financial statements and
                       financial highlights referred to above present fairly, in all material respects, the financial position of AIM Mid Cap Growth Fund at October 31, 2001, and the results of its operations, changes in its net assets, and financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States.

                       ERNST & YOUNG LLP

                       Houston, Texas
                       December 10, 2001

BOARD OF TRUSTEES                                 OFFICERS                                  OFFICE OF THE FUND
Robert H. Graham                                  Robert H. Graham                          11 Greenway Plaza
Chairman, President and                           Chairman and President                    Suite 100
Chief Executive Officer                                                                     Houston, TX 77046
A I M Management Group Inc.                       Carol F. Relihan
                                                  Senior Vice President and Secretary       INVESTMENT ADVISOR
Frank S. Bayley
Partner, Baker & McKenzie                         Gary T. Crum                              A I M Advisors, Inc.
                                                  Senior Vice President                     11 Greenway Plaza
Bruce L. Crockett                                                                           Suite 100
Director                                          Dana R. Sutton                            Houston, TX 77046
ACE Limited;                                      Vice President and Treasurer
Formerly Director, President, and                                                           TRANSFER AGENT
Chief Executive Officer                           Melville B. Cox
COMSAT Corporation                                Vice President                            A I M Fund Services, Inc.
                                                                                            P.O. Box 4739
Owen Daly II                                      Edgar M. Larsen                           Houston, TX 77210-4739
Formerly, Director                                Vice President
Cortland Trust, Inc.                                                                        CUSTODIAN
                                                  Mary J. Benson
Albert R. Dowden                                  Assistant Vice President and              State Street Bank and Trust Company
Chairman,                                         Assistant Treasurer                       225 Franklin Street
The Cortland Trust, Inc. and                                                                Boston, MA 02110
DHJ Media, Inc.; and                              Sheri Morris
Director, Magellan Insurance Company,             Assistant Vice President and              COUNSEL TO THE FUND
Formerly Director, President and                  Assistant Treasurer
Chief Executive Officer,                                                                    Ballard Spahr
Volvo Group North America, Inc.; and                                                        Andrews & Ingersoll, LLP
Senior Vice President, AB Volvo                                                             1735 Market Street
                                                                                            Philadelphia, PA 19103
Edward K. Dunn Jr.
Formerly, Chairman, Mercantile Mortgage Corp.                                               COUNSEL TO THE TRUSTEES
Vice Chairman and President,
Mercantile-Safe Deposit & Trust Co.; and                                                    Kramer, Levin, Naftalis & Frankel LLP
President, Mercantile Bankshares                                                            919 Third Avenue
                                                                                            New York, NY 10022
Jack M. Fields
Chief Executive Officer                                                                     DISTRIBUTOR
Twenty First Century Group, Inc.;
Formerly Member                                                                             A I M Distributors, Inc.
of the U.S. House of Representatives                                                        11 Greenway Plaza
                                                                                            Suite 100
Carl Frischling                                                                             Houston, TX 77046
Partner
Kramer, Levin, Naftalis & Frankel LLP                                                       AUDITORS

Prema Mathai-Davis                                                                          Ernst & Young LLP
Member, Visiting Committee,                                                                 1221 McKinney, Suite 2400
Harvard University Graduate School                                                          Houston, TX 77010-2007
of Education, New School University,
Formerly Chief Executive Officer,
YWCA of the U.S.A.

Lewis F. Pennock
Partner, Pennock & Cooper

Ruth H. Quigley
Private Investor

Louis S. Sklar
Executive Vice President
Hines Interests
Limited Partnership

HOW AIM FUNDS MAKES INVESTING EASY


AIM BANK CONNECTION(SM)                 You can invest in your AIM account in
                                        amounts from $50 to $100,000 without
                                        writing a check. Once you set up this
                                        convenient feature, AIM will draw the
                                        funds from your pre-authorized checking
                                        account at your request.

AIM INTERNET CONNECT(SM)                Sign up for this service and you can
   [BKGRD IMAGE]                        buy, redeem or exchange shares of AIM
                                        funds in your AIM account simply by
                                        visiting our Web site at
                                        www.aimfunds.com. For a retirement
                                        account, such as an IRA or a 403(b),
                                        only exchanges are allowed over the
                                        Internet because of the tax-reporting
                                        and record-keeping requirements these
                                        accounts involve.

AUTOMATIC REINVESTMENT OF               You can receive distributions in cash,
DIVIDENDS AND/OR CAPITAL GAINS          or you can reinvest them in your account
                                        with out paying a sales charge. Over
                                        time, the power of compounding can
                                        significantly increase the value of your account.

AUTOMATIC INVESTMENT PLAN               You can add to your account by
                                        authorizing your AIM fund to withdraw a
                                        specified amount, minimum $25, from your bank account on a regular schedule.

EASY ACCESS TO YOUR MONEY               You can redeem shares of your AIM fund
                                        any day the New York Stock Exchange is
                                        open. The value of the shares may be
                                        more or less than their original cost
                                        depending on market conditions.

EXCHANGE PRIVILEGE                      As your investment goals change, you may
                                        exchange part or all of your shares of
                                        one fund for shares of a different AIM
                                        fund within the same share class. You
                                        may make up to 10 such exchanges per
                                        calendar year.

TAX-ADVANTAGED RETIREMENT PLANS         You can enjoy the tax advantages offered
                                        by a variety of investment plans,
                                        including Traditional IRAs, Roth IRAs
                                        and education IRAs, among others.

www.aimfunds.com                        Our award-winning Web site provides
                                        account information, shareholder
                                        education and fund-performance
                                        information. You can e-mail us via the
                                        Web site for account-specific or general information.

eDELIVERY                               This electronic service delivers fund
                                        reports and prospectuses via e-mail. If
                                        you choose to receive your reports and
                                        prospectuses this way, you will not
                                        receive paper copies. To sign up, log
                                        into your account at aimfunds.com, click on "Account Options" and select
                                        "eDelivery."


AIM INVESTOR LINE,                      You can find current account information
800-246-5463                            and the price, yield and total return on
                                        all AIM funds 24 hours a day. You can
                                        also order a year-to-date statement of
                                        your account.

EQUITY FUNDS                                                FIXED-INCOME FUNDS


   DOMESTIC EQUITY FUNDS                INTERNATIONAL/GLOBAL EQUITY FUNDS                 TAXABLE FIXED-INCOME FUNDS
     MORE AGGRESSIVE                            MORE AGGRESSIVE                             MORE AGGRESSIVE

AIM Small Cap Opportunities(1)          AIM Developing Markets                         AIM High Yield II
AIM Mid Cap Opportunities(1)            AIM European Small Company                     AIM High Yield
AIM Large Cap Opportunities(1)          AIM Asian Growth                               AIM Strategic Income
AIM Emerging Growth                     AIM International Emerging Growth              AIM Income
AIM Small Cap Growth                    AIM Global Aggressive Growth                   AIM Global Income
AIM Aggressive Growth                   AIM European Development                       AIM Intermediate Government
AIM Mid Cap Growth                      AIM Euroland Growth                            AIM Floating Rate
AIM Dent Demographic Trends             AIM International Equity                       AIM Limited Maturity Treasury
AIM Constellation                       AIM Global Growth                              AIM Money Market
AIM Large Cap Growth                    AIM Worldwide Spectrum
AIM Weingarten                          AIM Global Trends                                    MORE CONSERVATIVE
AIM Small Cap Equity                    AIM International Value (3)
AIM Capital Development                                                                TAX-FREE FIXED-INCOME FUNDS
AIM Charter                                       MORE CONSERVATIVE
AIM Mid Cap Equity                                                                           MORE AGGRESSIVE
AIM Select Equity(2)                    SECTOR EQUITY FUNDS
AIM Value II                                                                           AIM High Income Municipal
AIM Value                                         MORE AGGRESSIVE                      AIM Municipal Bond
AIM Blue Chip                                                                          AIM Tax-Free Intermediate
AIM Basic Value                         AIM New Technology                             AIM Tax-Exempt Cash
AIM Large Cap Basic Value               AIM Global Telecommunications and Technology
AIM Balanced AIM Basic Balanced         AIM Global Energy(4)                                 MORE CONSERVATIVE
                                        AIM Global Infrastructure
    MORE CONSERVATIVE                   AIM Global Financial Services
                                        AIM Global Health Care
                                        AIM Global Utilities
                                        AIM Real Estate(5)

                                                   MORE CONSERVATIVE

                                                                 [AIM
                                                                 LOGO]

[DALBAR
LOGO]                                                   [INVEST W/ DISC. LOGO]

When assessing the degree of risk, AIM considered the following three factors: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within the particular group of The AIM Family of Funds(R) and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change. (1)Closed to new investors. (2)On July 13, 2001, AIM Select Growth Fund was renamed AIM Select Equity Fund. (3)On July 1, 2001, AIM Advisor International Value Fund was renamed AIM International Value Fund. (4)On September 1, 2001, AIM Global Resources Fund was renamed AIM Global Energy Fund. (5)On July 1, 2001, AIM Advisor Real Estate Fund was renamed AIM Real Estate Fund. FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING THE RISKS, SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. If used as sales material after January 20, 2002, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter-end.

A I M Management Group Inc. has provided leadership in the mutual fund industry since 1976 and managed approximately $141 billion in assets for 10.1 million shareholders, including individual investors, corporate clients and financial institutions, as of September 30, 2001.
   The AIM Family of Funds(R) is distributed nationwide, and AIM today is the tenth-largest mutual fund complex in the United States in assets under management, according to Strategic Insight, an independent mutual fund monitor. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $361 billion in assets under management as of September 30, 2001.




A I M Distributors, Inc.                                              MCG-AR-1